SUNAMERICA SERIES TRUST
WORLDWIDE HIGH INCOME PORTFOLIO
Supplement to the Prospectus dated May 1, 2007
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
On January 11, 2008, the Board of Trustees (“Board”) of SunAmerica Series Trust (the “Trust”) approved changes to the name, investment goal, investment policy/strategy, management fees, and the investment management of the Worldwide High Income Portfolio (the “Portfolio”). The following changes will become effective on or about May 1, 2008.
Name. The Portfolio’s name will change to the “Total Return Bond Portfolio.”
Investment Goal. The Portfolio’s current investment goal is to seek high total income and, secondarily, capital appreciation. The Portfolio’s new investment goal will be to seek maximum total return, consistent with preservation of capital and prudent investment management.
Investment Policy/Strategy. The Portfolio’s current investment strategy is to invest at least 80% of its net assets in high income securities of issuers located throughout the world. Generally, the Portfolio invests at least 80% of its net assets in fixed income securities, consisting of high-yield debt instruments (junk bonds), which may constitute up to 100% of the Portfolio’s assets, emerging market government securities, emerging market corporate debt instruments, Eurobonds and Brady Bonds.
Following the change, the Portfolio’s new investment strategy will be to invest under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities. It will invest primarily in investment grade debt securities but will be able to invest a percentage of its total assets in junk bonds (up to 10%), securities denominated in foreign currencies (up to 30% with a 20% net limit on foreign currency exposure) and emerging market securities (up to 10%). Furthermore, the Portfolio will invest in all sectors of the bond markets and will maintain an overall risk level similar to the Portfolio’s new benchmark, the Lehman Brothers Aggregate Bond Index.
Management Fees. The Board approved a decrease to the Portfolio’s management fee in connection with these changes. The Portfolio’s management fee will decrease from 0.80% on the first $350 million of the Portfolio’s total net assets and 0.75% on total net assets over $350 million to a flat fee rate of 0.60% on all assets. As of December 31, 2007, the Portfolio had assets of approximately $82.5 million.
Investment Management. The Board approved the engagement of Pacific Investment Management Company, LLC (“PIMCO”) to serve as the new subadviser of the Portfolio. PIMCO will replace Morgan Stanley Investment Management Inc., the current subadviser.
The Trust will mail an information statement to all shareholders of record as of May 1, 2008 providing additional information about the selection of PIMCO as the Portfolio’s new subadviser.

Date:	January 16, 2008

Versions:	Class 1, Version A; Class 1, Version B; Class 1 & 3, Version C-1; Combined Version 1; and Combined Master